UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 26, 2022

WOODWARD, INC.

(Exact name of Registrant as Specified in Its Charter)

DE	000-8408	36-1984010
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1081 Woodward Way Fort Collins, Colorado		80524
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (970) 482-5811

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001455	WWD	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On January 26, 2022, Woodward, Inc. (the “Company”) held its 2021 Annual Meeting of Stockholders (the “2021 Annual Meeting”). The stockholders considered four proposals, each of which is described more fully in the Company’s proxy statement for the 2021 Annual Meeting. Set forth below are the final voting results on each matter submitted to a vote of the Company’s stockholders for the 2021 Annual Meeting. All vote totals have been rounded to the nearest whole share.

Proposal 1. Election of four directors for a three-year term to hold office until the Company’s 2024 Annual Meeting to be held in or about January 2025:

	For	Against	Abstain	Broker Non-Votes
Rajeev Bhalla	53,173,221	369,808	115,521	4,901,488
John D. Cohn	50,640,593	2,880,715	137,242	4,901,488
Eileen P. Drake	51,006,523	2,572,961	79,065	4,901,488
Gregg C. Sengstack	51,961,050	1,563,679	133,820	4,901,488

Proposal 2. Advisory resolution regarding the compensation of the Company’s named executive officers:

For	51,228,562
Against	2,122,700
Abstain	307,288
Broker Non-Votes	4,901,488

Proposal 3. Ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for fiscal year ending September 30, 2022:

For	57,251,260
Against	1,160,227
Abstain	148,550

Proposal 4. Proposal for the approval of an amendment to the Amended and Restated Woodward, Inc. 2017 Omnibus Incentive Plan:

For	48,872,263
Against	4,618,653
Abstain	167,634
Broker Non-Votes	4,901,488

Pursuant to the foregoing, the four nominees were each elected to serve on the Company’s Board of Directors, and Proposals 2-4 were each approved.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits:
99.1 Amended and Restated Woodward, Inc. 2017 Omnibus Incentive Plan

104 Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 1, 2022	WOODWARD, INC.
	By:	/s/ A. Christopher Fawzy
A. Christopher Fawzy Corporate Vice President, General Counsel, Corporate Secretary and Chief Compliance Officer